Exhibit 10.7

Fujian Jinjiang Chendai Ansheng Shoes and Clothing Co., Ltd.
Product Sales Contract

Contract No.:201005011
Date of Signing: 5/20/2010
Seller: Fujian Jinjiang Chendai Ansheng Shoes and Clothing Co., Ltd.
Buyer: Guangzhou Tianhe Dongpu Distribution Company

Based on mutual consultations, the Parties have agreed on the following:

1. Order List
Item	Type	Quantity	Unit Price	Amount
Skateboard shoes	A15056	6336	82	519,552.00
Skateboard shoes	A8608	3048	82	249,936.00
Skateboard shoes	A8610	7080	82	580,560.00
Skateboard shoes	A8613	5088	82	417,216.00
Skateboard shoes	A8615	3540	82	290,280.00
Skateboard shoes	A8622	3204	82	262,728.00
Skateboard shoes	A9367	1320	82	108,240.00
Skateboard shoes	T88507	2016	80	161,280.00
Skateboard shoes	Z9367	5124	80	409,920.00
Hiking shoes	A9962	7032	100	703,200.00
Hiking shoes	A9969	6864	85	583,440.00
Hiking shoes	A9972	2052	82	168,264.00
Retro-Skateboard shoes	A81003	3432	93	319,176.00
Retro-Skateboard shoes	A81018	5256	94	494,064.00
Retro-Skateboard shoes	A81020	1920	100	192,000.00
Retro-Skateboard shoes	A81022	3624	100	362,400.00
Retro-Skateboard shoes	A81026	1584	100	158,400.00
Retro-Skateboard shoes	A82011	264	89	23,496.00
Retro-Skateboard shoes	A86072	636	82	52,152.00
Retro-Skateboard shoes	A86076	2304	82	188,928.00
Retro-Skateboard shoes	A86106	636	82	52,152.00
Retro-Skateboard shoes	Z81003	216	88	19,008.00
Retro-Skateboard shoes	Z81007	2940	90	264,600.00
Retro-Skateboard shoes	Z81018	2784	88	244,992.00
Retro-Skateboard shoes	Z81019	2604	95	247,380.00
Retro-Skateboard shoes	Z81022	3108	94	292,152.00
Retro-Skateboard shoes	Z81026	1944	98	190,512.00
Retro-Skateboard shoes	Z82002	4296	87	373,752.00
Retro-Skateboard shoes	Z86076	1488	80	119,040.00
Retro-Running shoes	A86051	900	94	84,600.00
Retro-Running shoes	A86052	7776	85	660,960.00

Retro-Running shoes	A86139	576	95	54,720.00
Retro-Running shoes	A86151	3552	98	348,096.00
Retro-Running shoes	A86156	2616	95	248,520.00
Retro-Running shoes	A86160	984	94	92,496.00
Retro-Running shoes	A86166	3276	93	304,668.00
Retro-Running shoes	Z86051	3972	83	329,676.00
Retro-Running shoes	Z86052	6996	83	580,668.00
Retro-Running shoes	Z86139	6024	97	584,328.00
Retro-Running shoes	Z86156	3336	93	310,248.00
Retro-Running shoes	Z86160	2556	91	232,596.00
Retro-Tennis shoes	A85003	2784	90	250,560.00
Retro-Tennis shoes	A85022	3156	91	287,196.00
Retro-Tennis shoes	A87002	1560	82	127,920.00
Retro-Tennis shoes	Z85003	3612	88	317,856.00
Retro-Tennis shoes	Z85022	4320	89	384,480.00
Retro-Tennis shoes	Z87011	3024	84	254,016.00
Retro-Casual shoes	A86038	3480	85	295,800.00
Retro-Casual shoes	A86050	6432	90	578,880.00
Retro-Casual shoes	A86060	7776	96	746,496.00
Retro-Casual shoes	A86061	6588	86	566,568.00
Retro-Casual shoes	A86063	4776	82	391,632.00
Retro-Casual shoes	A86065	1920	95	182,400.00
Retro-Casual shoes	A86068	4380	93	407,340.00
Retro-Casual shoes	A86080	2628	104	273,312.00
Retro-Casual shoes	A86081	3276	104	340,704.00
Retro-Casual shoes	A86085	1884	92	173,328.00
Retro-Casual shoes	A86092	3228	89	287,292.00
Retro-Casual shoes	A86099	6528	89	580,992.00
Retro-Casual shoes	A86101	6180	78	482,040.00
Retro-Casual shoes	A86105	6276	90	564,840.00
Retro-Casual shoes	A86109	6336	68	430,848.00
Retro-Casual shoes	A86111	6336	82	519,552.00
Retro-Casual shoes	A86115	5472	82	448,704.00
Retro-Casual shoes	A86120	5436	78	424,008.00
Retro-Casual shoes	A86125	4392	82	360,144.00
Retro-Casual shoes	A86130	3852	86	331,272.00
Retro-Casual shoes	A86133	3756	71	266,676.00
Retro-Casual shoes	A86137	3588	95	340,860.00
Retro-Casual shoes	A86181	7380	82	605,160.00
Retro-Casual shoes	Z86023	5604	76	425,904.00
Retro-Casual shoes	Z86063	2856	94	268,464.00
Retro-Casual shoes	Z86065	2628	96	252,288.00
Retro-Casual shoes	Z86078	1392	89	123,888.00

Retro-Casual shoes	Z86080	3852	102	392,904.00
Retro-Casual shoes	Z86105	3504	86	301,344.00
Retro-Casual shoes	Z86117	6408	86	551,088.00
Retro-Casual shoes	Z86120	5472	76	415,872.00
Retro-Casual shoes	Z86125	4008	80	320,640.00
Retro-Casual shoes	Z86130	1608	90	144,720.00
Retro-Casual shoes	Z86133	5244	66	346,104.00
Retro-Casual shoes	Z86181	1464	91	133,224.00
Running shoes	A51318	660	100	66,000.00
Running shoes	A8953	4224	83	350,592.00
Running shoes	T57323	2880	77	221,760.00
Running shoes	T8953	4368	81	353,808.00
Running shoes	Z9299	5400	82	442,800.00
Running shoes	A31310	1428	105	149,940.00
Running shoes	A9550	2700	89	240,300.00
Running shoes	T31315	1212	102	123,624.00
Running shoes	T88307	6888	80	551,040.00
Running shoes	Z36326	780	87	67,860.00
Running shoes	Z9550	3336	86	286,896.00
Casual shoes	A15013	7968	65	517,920.00
Casual shoes	A22320	408	60	24,480.00
Casual shoes	A25020	7596	65	493,740.00
Casual shoes	A88701	3252	78	253,656.00
Casual shoes	A9663	6300	69	434,700.00
Casual shoes	A9672	1176	65	76,440.00
Casual shoes	A9927	2820	76	214,320.00
Casual shoes	S27331	840	61	51,240.00
Casual shoes	Z9265	4944	80	395,520.00
In Total				32,094,348.00

Note: The buyer shall make the payment according to the products actually delivered.

2. Quality Requirement and Period for Objection: the quality requirement is subject to the sample provided by the Seller. If the Buyer has objection to the quality of the product, the Buyer shall notify the Seller within 7 days after receipt of the product. The Seller shall not bear any liability if the Buyer does not notify the objection within 7 days.

3. Time, Place and Method of Delivery: deliver the product in batches according to the Buyer’s notifications within one(1) year, to the Buyer’s warehouse.

4. Method and Cost of Transportation: the Seller arranges road transportation on behalf of the Buyer. The Buyer shall bear all transportation cost.

5. Method and Schedule of Payment: the Seller shall make the payment within 60 days after the Seller accepts each batch of product without any pre-condition.

6. Performance Place of the Contract: the Seller’s location

7. Breach of Contract: if the Buyer fails to make the payment on time, the Buyer shall bear the liability to the Seller according to relevant laws.

8. Dispute Settlement: in the event there is any dispute relating to this Agreement, the Parties may settle it by consultations. If fails, any of the Parties may file a law suit with the people’s court.

9. There are two counterparts of this Agreement. Each of the Parties holds one. This Agreement shall take effect upon execution.

10. Particular Provision: if the Buyer’s sales of product hereunder exceed RMB9 million within one (1) year, the Seller shall award the Buyer 3% of the Buyer’s total yearly sales, in cash or by writing-down the same amount from the accounting receivable at the end of the year.

Seller	Buyer
/s/ Fujian Jinjiang Chendai Ansheng Shoes and Clothing Co., Ltd. Company Name: Fujian Jinjiang Chendai Ansheng Shoes and Clothing Co., Ltd.	/s/ Guangzhou Tianhe Dongpu Distribution Company Company Name: Guangzhou Tianhe Dongpu Distribution Company
Adress:	Adress:
Legal Representative:	Legal Representative:
Agent:	Agent:
Tel:	Tel:
Bank Name:	Bank Name:
Bank Account:	Bank Account:
Post Code:	Post Code: